UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2022
UiPath, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40348	47-4333187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

452 5th Avenue, 22nd Floor New York, New York		10018
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (844) 432-0455
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	PATH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On September 27, 2022, UiPath, Inc. (the "Company") issued its preliminary fiscal year 2024 financial model anchor points during its Investor Day 2022. For the full fiscal year 2024, the Company’s plan anchors revenue growth at approximately 18% year-over-year to $1,185 million, ARR growth at approximately 18% year-over-year to $1,360 million, and expects non-GAAP operating margin to expand 300 to 400 basis points year-over-year relative to the mid-point of fiscal year 2023 guidance provided on September 6, 2022.
A replay of the previously announced September 27, 2022 Investor Day webcasted event will be available through the Investor Relations portion of the UiPath website, along with presentation materials, at https://ir.uipath.com where it will be archived for one year.
Reconciliation of non-GAAP operating income (loss) or margin guidance to the most directly comparable GAAP measure is not available without unreasonable efforts on a forward-looking basis due to the high variability, complexity and low visibility with respect to the charges excluded from this non-GAAP measure; in particular, the effects of stock-based compensation expense specific to equity compensation awards that are directly impacted by unpredictable fluctuations in our stock price. We expect the variability of the above charges to have a significant, and potentially unpredictable, impact on our future GAAP financial results.

Forward Looking Statements
The information provided in this Current Report constitutes forward-looking statements for the purposes of the Safe Harbor under the Private Securities Litigation Reform Act of 1995. We wish to caution you that such statements are predictions, and that actual events or results may differ materially from these forward-looking statements. We refer you to the Annual Report on Form 10-K the Company filed with the SEC on April 4, 2022 and its quarterly reports filed with the SEC, including the Quarterly Report on Form 10-Q filed September 8, 2022. These documents contain and identify important factors that could cause actual results to differ materially from those contained in our projections or forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. These risks include, but are not limited to, risks and uncertainties related to: the market, political, economic, and business conditions, including geo-political turmoil and macro-economic effects caused by the war in Ukraine, increasing inflationary cost pressures, and foreign exchange volatility; our recent rapid growth, which may not be indicative of our future growth; our limited operating history; our ability to successfully manage our growth; our ability and the ability of our platform to satisfy and adapt to customer demands; our dependency on our existing customers to renew their licenses and purchase additional licenses and products from us and our channel partners; our ability to attract and retain customers; the competitive markets in which we participate; our ability to maintain and expand our distribution channels; our ability to retain and motivate our management and key employees, integrate new team members, and manage management transitions; our reliance on third-party providers of cloud-based infrastructure and the potential impact that the COVID-19 pandemic or other public health crises and any related economic downturn could have on our or our customers’ businesses, financial condition and results of operations.
The Company undertakes no obligation to update its earnings guidance or anchor points, other than as part of its quarterly or yearly earnings disclosure. Silence of the Company or Company officials on the subject of guidance or anchor points should not be interpreted as an indication that such information has or has not changed.
The information contained in this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.
Key Performance Metric
Annualized Renewal Run-rate (ARR) is a key performance metric we use in managing our business because it illustrates our ability to acquire new subscription customers and to maintain and expand our relationships with existing subscription customers. We define ARR as annualized invoiced amounts per solution SKU from subscription licenses and maintenance obligations assuming no increases or reductions in the subscriptions. ARR does not include the costs we may incur to obtain such subscription licenses or provide such maintenance and does not reflect any actual or anticipated reductions in invoiced value due to contract non-renewals or service cancellations other than for specific bad debt or disputed amounts.

Additionally, though we use ARR as a forward-looking metric in the management of our business, it does not include invoiced amounts reported as perpetual licenses or professional services revenue in our consolidated statement of operations, and is not a forecast of future revenue, which can be impacted by contract start and end dates, duration, and renewal rates.
Investors should not place undue reliance on ARR as an indicator of future or expected results. Our presentation of ARR may differ from similarly titled metrics presented by other companies and therefore comparability may be limited.
Non-GAAP Financial Measures
This report includes financial measures defined as non-GAAP financial measures by the SEC, including non-GAAP operating income (loss) and margin. Non-GAAP operating income (loss) and margin exclude:
•stock-based compensation expense;
•amortization of acquired intangibles;
•employer payroll tax expense related to employee equity transactions;
•restructuring costs; and
•charitable donation of Class A common stock.
UiPath uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, by excluding the effects of special items that do not reflect the ordinary earnings of our operations, and as a supplement to GAAP measures. UiPath believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing its financial results with other companies in UiPath’s industry, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures are financial measures that are derived from the consolidated financial statements, but that are not presented in accordance with generally accepted accounting principles in the United States (GAAP). Investors should consider these non-GAAP financial measures in addition to, and not as a substitute for, our financial performance measures prepared in accordance with GAAP. Further, our non-GAAP information may be different from the non-GAAP information provided by other companies.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 27, 2022	UiPath, Inc.

	By:	/s/ Brad Brubaker
	Name:	Brad Brubaker
	Title:	Chief Legal Officer and Secretary